Updated February 2018 INVESTOR DAY WELCOME TO AT THE 2018 FASTENAL EXPO

FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation that are not historical facts are forward-looking statements and are thus prospective. These forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. More information regarding such risks can be found in Fastenal’s quarterly and annual SEC filings.

GROWTH THROUGH CUSTOMER SERVICE 74% OF OUR EMPLOYEES DIRECTLY SERVE CUSTOMERS VENDING BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT LOGISTICS & SUPPLY CHAINMANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE

SCALING A GROWTH DRIVER MARGINS BY DECADE (excl. Recessions) 1987 – 1996 Avg. Gross Margin: 53.4% Avg. Operating Margin: 17.9% 1997 – 2006 Avg. Gross Margin: 51.6%; Avg. Operating Margin: 17.2% 2007 - 2017 Avg. Gross Margin: 51.1%; Avg. Operating Margin: 20.3% 0% 5% 10% 15% 20% 25% 30% 35% 40% $0 $20 $40 $60 $80 $100 $120 $140 $160 19 87 19 88 19 89 19 90 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 Monthly Sales/Branch Operating Margin SG&A as a % of Sales

TODAY’S SCHEDULE 9:45-10:00 INTRODUCTION Holden Lewis 10:00-10:45 LOGISTICS & DISTRIBUTION Walter Tate 10:45-11:45 VENDING & BIN STOCK Jeff Hicks ONSITE Kris Van Dalen 11:45-12:15 NATIONAL ACCOUNTS Bill Drazkowski 12:15-12:30 Break 12:30-1:15 CUSTOMER SHOWCASE Martin Boisvert, Bombardier 1:15-2:00 INFORMATION TECHNOLOGY John Soderberg 2:00-2:30 Q & A Dan Florness and Holden Lewis 2:30-4:00 ACCESS TO EXPO Guided Tour

LOGISTICS & SUPPLY CHAIN BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT LOGISTICS & SUPPLY CHAIN MANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE VENDING WALTER TATE VICE PRESIDENT OF OPERATIONS

LOGISTICS & SUPPLY CHAIN MORE THAN $1 BILLION IN INVENTORY 37,600,000 PRODUCT PICKS LAST YEAR 650 SEMIS PUT ON 47 MILLION MILES 6,700 CONTAINERS IMPORTED MOVED MORE THAN 800 MILLION POUNDS BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT LOGISTICS & SUPPLY CHAIN MANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE VENDING

VALUE OF AUTOMATION 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 OPERATIONS AS A PERCENT OF SALES

OUR STRUCTURAL ADVANTAGE $230M+ using outside carriers $132M Fastenal Fleet ¼ the cost of using outside carriers COST CONTROL SPEED Fastenal DCs Fastenal Semis Fastenal Branches Fastenal Vendors 4.3 deliveries per week 4:50am avg delivery time 68% of branches delivered before 7AM 86% of branches delivered before 10AM

LOGISTICS & SUPPLY CHAIN BUILDING UPON OUR STRUCTURAL ADVANTAGE Distribution Centers - Mississippi - Florida LIFT - Vending - Metro Express Logistics - Vendor will call - Customer freight CVO - Strengthening partnerships - Shared investment - Improved service

LOGISTICS & SUPPLY CHAIN BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT LOGISTICS & SUPPLY CHAIN MANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE VENDING WALTER TATE VICE PRESIDENT OF OPERATIONS

VENDING, BIN STOCK, ONSITE SOLUTIONS KRIS VAN DALEN VICE PRESIDENT OF FAST SOLUTIONS – ONSITE JEFF HICKS VICE PRESIDENT OF FAST SOLUTIONS – VENDING & BIN STOCK BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN

ADDING VALUE inventory labor acquisition costscapacity to produce capacity to serve OUR CUSTOMERS FASTENAL inventory labor operating costs For many of our customers, the limiting factor to improved productivity is the investment it takes to grow.

ADDING VALUE capacity to produce capacity to serve OUR CUSTOMERS FASTENAL inventory labor acquisition costs inventory labor operating costs Through value-add solutions, we take on productivity-draining activities and costs for our customers...

ADDING VALUE capacity to produce capacity to serve OUR CUSTOMERS FASTENAL inventory labor operating costs …freeing up customer resources and fueling productivity while also broadening the scope and depth of service we can provide. inventory labor acquisition costs working capital TCO savings

VENDING & BIN STOCK SERVICING 50K BIN STOCKS OVER 250K TIMES PER MONTH MORE THAN 70K VENDING DEVICES GENERATING NEARLY $900M IN REVENUE TOP 10 MARKETS SERVED OFFER $22B OPPORTUNITY BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN

THE POWER OF PRESENCE SAME-DAY | BRANCH / FMI / VENDING | 24-48 HOURS | LOCAL DISTRIBUTION CENTER | 24-72 HOURS | FASTENAL.COM | TRANSACTIONAL STRATEGIC INSTANT | VENDING / FMI / ONSITE |

BIN STOCK SOLUTIONS

TOTAL VENDING DEVICES BY YEAR 40,775 46,855 55,510 62,822 71,421 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2013 2014 2015 2016 2017 CAGR 15% *Excludes leased locker program (appx 15,000 in 2016 and 2017)

WHAT MAKES US DIFFERENT

VENDING MOMENTUM 2014 2016 TODAY Average Signings Per Quarter 4,086 4,515 5,679 Total Customer Sales $1.43 B $1.80 B $587 M Total Vending Sales $486 M $648 M $216 M Vending Customers 11,571 14,140 16,048 % of Company Sales 13% 16% 18% Total Machine Count 46,855 62,822 73,561 Q1 2018

ONSITE SOLUTIONS BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN ONSITE PROGRAMS ARE RESPONSIBLE FOR 20% OF REVENUE BUT 40% OF COMPANY GROWTH REVENUE SCALE OF ONSITE PROGRAMS RANGES FROM $600K - $30M ANNUALLY OPERATING EXPENSES ARE ROUGHLY HALF OF FASTENAL BRANCHES

GROWTH AND OPPORTUNITY 160 214 264 401 605 678 10.5% 10.5% 11.6% 14.3% 17.5% 19.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2013 2014 2015 2016 2017 Q1 2018 PUBLIC BRANCHES ONSITE LOCATIONS % OF COMPANY REVENUE THROUGH ONSITE $25 BILLION Market Potential 5,600 Current NA Prospects 15,000 Manufacturing Prospects

INFRASTRUCTURE Branches, distribution, logistics FOCUS Leadership support, field participation EXPERTISE Education, experience, wins SCALE Keeping pace, prepared for growth WHY FASTENAL

EVOLUTION OF ONSITE REVENUE 0 100 200 300 400 500 600 700 800 $0 $250,000 $500,000 $750,000 $1,000,000 $1,250,000 $1,500,000 $1,750,000 $2,000,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2016 2017 2018 # OF ONSITES AVERAGE ANNUAL REVENUE PER SITE

RELEVANCE Reflecting unique customer needs, priorities, and goals. EFFICIENCY Eliminating waste, capturing time, and measuring the impact. SUSTAINABILITY Instilling lasting improvements and long- term value; bringing solutions aligned with their social and environmental goals. EFFECTIVENESS Enabling customers to focus on what matters most to their business. agility creativity WHAT DIFFERENTIATES FASTENAL

INITIAL INVESTMENTS LEVERAGE AND GROWTH $75K $25K $125K $XK T I M E 90 DAYS6030 12 MO 24 MO M O N T H L Y R E V E N U E ‘X’ MO REVIEW, PLAN & REINVEST

ONSITE MOMENTUM 2015 TODAY Market Opportunity $25+ Billion $25+ Billion Average Signings Per Quarter 20 100 % of Company Sales 11.6% 19.9% Total Onsite Sales $450.3 Million $236.3 Million Average Annual Revenue Per Site $1.9 Million $1.4 Million Total # of Onsites 264 678 Q1 2018

VENDING, BIN STOCK, ONSITE SOLUTIONS KRIS VAN DALEN VICE PRESIDENT OF FAST SOLUTIONS – ONSITE JEFF HICKS VICE PRESIDENT OF FAST SOLUTIONS – VENDING & BIN STOCK BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN

DOCUMENTED VALUE BILL DRAZKOWSKI EXECUTIVE VICE PRESIDENT OF SALES – NATIONAL ACCOUNTS BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN

DOCUMENTED VALUE 200 SALES REPRESENTATIVES MANAGING 1,000+ CONTRACT CUSTOMERS SERVING 40,000 SITES IN 23 COUNTRIES WORLDWIDE REPRESENTING APPROXIMATELY 50% OF COMPANY SALES BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN

NATIONAL ACCOUNTS NATIONAL SALES TEAM VISION DRIVE REVENUE AND EARNINGS GROWTH BY CREATING STRATEGIC PARTNERSHIPS WITH MULTI- LOCATION CUSTOMERS Position Fastenal as a strategic supply chain partner. Scale the service model effectively and profitably. Develop a consistent pricing model across the enterprise. Execute at all levels to ensure the customer vision is achieved. Propose and implement the best solution for each customer. Establish a cadence of innovation by introducing new technologies.

ALIGNING CUSTOMER RESOURCES ALIGNING RESOURCES TO DRIVE KEY ACCOUNT GROWTH TERRITORY SALES REPS BUSINESS SALES SPECIALISTS SAFETY & METALWORKING SPECIALISTS INTERNATIONAL NAT’L ACCTS IMPLEMENTATION / LEAN SOLUTIONS ECOMMERCE SPECIALISTS INDUSTRIAL SERVICES MANUFACTURING SPECIALISTS NATIONAL ACCOUNTS

$3M REDUCTION IN ON-HAND INVENTORY MAKING AN IMPACT SAFETY + 33% CONSUMPTION REDUCTION

CREATING STRATEGIC PARTNERSHIPS IDENTIFYING OPPORTUNITY

DOCUMENTED VALUE BILL DRAZKOWSKI EXECUTIVE VICE PRESIDENT OF SALES – NATIONAL ACCOUNTS BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN

4 ONSITE LOCATIONS 230+ INSTALLED VENDING MACHINES 12+ COUNTRIES SERVICED 25,000+ UNIQUE SKUS SUPPLIED 32,000,000+ PIECES DELIVERED Based on 2017 data BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN

April 2009 LTSA signed with BTNA April 2012 First expansion beyond BTNA., Sales in Brazil October 2011 First vending machine installed in New York June 2016 Implemented First Onsite location for IGS scope in Sahagun August 2016 Implemented IGS Scope and Vending in Plattsburgh April 2016 Signed Global Procurement Agreement JUNE 2015 Began to Service South Africa SEPTEMBER 2015 Began Negotiations for the Global Procurement Agreement October 2016 First European location in Austria was implemented April 2017 Implemented IGS Scope and Vending in Lapocatiere July 2017 Implemented Bombardier Czech Republic location March 2017 Implemented Bombardier Site in Poland October 2017 Implemented Bombardier Site in Switzerland October 2017 Began C-parts Integration Projects in Plattsburgh and Sahagun January 2018 European Pilot vending implementation project

BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN MARTIN BOISVERT TEAM LEAD – STRATEGIC SOURCING, BOMBARDIER TRANSPORTATION

DIGITAL SOLUTIONS JOHN SODERBERG EXECUTIVE VICE PRESIDENT OF INFORMATION TECHNOLOGY BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN DOCUMENTED VALUE

DIGITAL SOLUTIONS SUPPORT NETWORK OF 3,000+ LOCATIONS AND OVER 100K CONNECTED DEVICES IN THE FIELD OPERATE DEVELOPMENT CENTERS IN WINONA, MN; WEST CHESTER, OH; SHANGHAI, CHINA; BANGALORE, INDIA MANAGE 16 MILLION SKUS AND 2.8 MILLION CUSTOMER ACCOUNTS DEVELOP MORE THAN 80% OF OUR APPLICATIONS IN-HOUSE BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN DOCUMENTED VALUE

ECOMMERCE SOLUTIONS DEVELOPMENT FOCUS

DEVELOPMENT FOCUS LOGISTICS INVENTORY SOLUTIONS DATA EXCHANGE MOBILITYSUPPLY CHAIN ANALYTICS INDUSTRIAL SERVICES LISTENING TO OUR CUSTOMERS... AND THINKING BEYOND THE PURCHASE

DIGITAL SOLUTIONS BIN STOCK Scale Infrared RFID VENDING 5000/3000 Lockers 10K Drawer 10K Cabinets Cutting Tool E-BUSINESS FAST 360 Punch-outT O D A Y

DIGITAL SOLUTIONS BIN STOCK Scale Infrared RFID VENDING 5000/3000 Lockers 10K Drawer 10K Cabinets Cutting Tool E-BUSINESS FAST 360 Punch-out FUTUR E

OUR COMMITMENT INVESTING TO DRIVE PRODUCTIVITY

DIGITAL SOLUTIONS JOHN SODERBERG EXECUTIVE VICE PRESIDENT OF INFORMATION TECHNOLOGY BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN DOCUMENTED VALUE

FASTENAL 2018 INVESTOR DAY HOLDEN LEWIS EXECUTIVE VICE PRESIDENT & CHIEF FINANCIAL OFFICER DAN FLORNESS PRESIDENT & CHIEF EXECUTIVE OFFICER VENDING BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT LOGISTICS & SUPPLY CHAINMANUFACTURING DOCUMENTED VALUE DIGITAL SOLUTIONS BRANCHES ONSITE

Updated February 2018 THANK YOU AND ENJOY THE SHOW FLOOR!

BRANCHES 2,300+ PUBLIC BRANCH LOCATIONS 13,000+ IN-MARKET SALES PERSONNEL $128K AVERAGE MONTHLY SALES PER PUBLIC BRANCH 76% OF REVENUE IS DRIVEN THROUGH OUR BRANCH NETWORK BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN DOCUMENTED VALUE

EMPLOYEE DEVELOPMENT $14 MILLION INVESTED IN EMPLOYEE DEVELOPMENT IN 2017 46 IN-HOUSE TRAINING PROFESSIONALS WITHIN OUR FASTENAL SCHOOL OF BUSINESS OVER 500 COURSES AVAILABLE (ONLINE & IN-PERSON) 650,000 TRAINING COMPLETIONS IN 2017 BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN DOCUMENTED VALUE

MANUFACTURING $190 MILLION ANNUAL REVENUE IN 2017 350+ SKILLED MACHINISTS 8 MANUFACTURING FACILITIES WORLDWIDE BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN DOCUMENTED VALUE

QUALITY & ENGINEERING 100+ QUALITY CONTROL EMPLOYEES 8 ACCREDITED QUALITY LABS WORLDWIDE 20 REGIONALLY-DEDICATED CERTIFIED SALES ENGINEERS MEMBERS OF 87 TECHNICAL COMMITTEES & SUBCOMMITTEES BIN STOCK QUALITY & ENGINEERING EMPLOYEE DEVELOPMENT MANUFACTURING DIGITAL SOLUTIONS BRANCHES ONSITE VENDING LOGISTICS & SUPPLY CHAIN DOCUMENTED VALUE